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                                                                    EXHIBIT 10.1

                                SECOND AMENDMENT
                                ----------------


     SECOND AMENDMENT, dated as of June 26, 2000 (this "Amendment"), to the Credit Agreement dated as of January 24, 1997 (as amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among LOOMIS, FARGO & CO. (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), BANK OF AMERICA, N.A. (as successor by merger to NationsBank, N.A., which was successor by merger to NationsBank of Texas, N.A.), as administrative agent for the Lenders (the "Administrative Agent"), and the Arrangers, Syndication Agents and Documentation Agent named therein. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as so defined.

                              W I T N E S S E T H:

     WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement; and

     WHEREAS, the Lenders are willing to consent to the requested amendments, but in each case only upon the terms and subject to the conditions set forth herein;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:


     1.  Termination Date.  The definition of "Termination Date" in Section 1.1
         ----------------
of the Credit Agreement is hereby amended by replacing the date "January 24, 2002" with the date "April 1, 2002".

     2.  Elimination of Scheduled Commitment Reductions. Section 2.4(b) of the
         ----------------------------------------------
Credit Agreement is hereby amended by deleting the references therein to the quarterly reductions in the Commitments scheduled for June 30, 2000, through January 31, 2002. The parties hereby confirm that the total amount of the Commitments on the date of this Amendment is $85,625,000.

     3.  Reduction of Commitments.  Section 2.6(b)(iv) of the Credit Agreement
         ------------------------
is hereby amended to read in its entirety as follows:

          (iv) Commitment reductions made pursuant to subsections 2.6(b)(i),
               (ii) and (iii) shall be applied pro rata to the Lenders'
                                               --- ----
               Commitments.

     4.  Bank of America. All references in the Credit Documents to
         ---------------
"NationsBank of Texas, N.A." or "NationsBank, N.A." shall henceforth be deemed references to "Bank of America, N.A.", and all references in the Credit Documents to "NationsBanc Capital Markets, Inc." or "NationsBanc Montgomery Securities LLC" shall henceforth be deemed references to "Banc of America Securities LLC".

     5.  General Provisions.
         ------------------

          (a) Representations and Warranties.  On and as of the date hereof and
              ------------------------------
after giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in the Credit Agreement as if made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

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          (b) Effectiveness.  This Amendment shall become effective as of the
              -------------
date hereof upon receipt by the Administrative Agent of (i) counterparts of this Amendment duly executed and delivered by the Borrower and consented to by the Lenders, and (ii) an amendment fee of $85,625 for the pro rata benefit of all Lenders (based on their respective Commitment percentages).

          (c) Continuing Effect.  Except as expressly amended hereby, all of the
              -----------------
terms and provisions of the Credit Agreement are and shall remain in full force and effect in accordance with their respective terms.

          (d) Expenses.  The Borrower agrees to pay and reimburse the
              --------
Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          (e) Counterparts.  This Amendment may be executed by one or more of
              ------------
the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by the parties hereto shall be delivered to the Borrower and the Administrative Agent.

          (f) GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
              -------------
THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                    LOOMIS, FARGO & CO.,
                                    a Delaware corporation

                                    LOOMIS, FARGO & CO.,
                                    a Texas corporation

                                    LFC HOLDING CORPORATION

                                    LOOMIS, FARGO & CO. OF PUERTO RICO

                                    By:      /s/ James K. Jennings, Jr.
                                           ------------------------------
                                    Name:        James K. Jennings, Jr.
                                           ------------------------------
                                    Title:       Chief Financial Officer
                                           ------------------------------
                                           of each of the above Companies



                                    BANK OF AMERICA, N.A.,
                                     as Administrative Agent and as a Lender


                                    By:      /s/ Richard L. Nichols, Jr.
                                           ------------------------------
                                    Name:        Richard L. Nichols, Jr.
                                           ------------------------------
                                    Title:       Managing Director
                                           ------------------------------

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                                    COMERICA BANK


                                    By:      /s/ Mark B. Grover
                                           ------------------------------
                                    Name:        Mark B. Grover
                                           ------------------------------
                                    Title:       First Vice President
                                           ------------------------------


                                    FLEET BUSINESS CREDIT CORPORATION


                                    By:      /s/ Dennis M. Hansen
                                           ------------------------------
                                    Name:        Dennis M. Hansen
                                           ------------------------------
                                    Title:       Vice President
                                           ------------------------------



                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION


                                    By:      /s/ Pamela A. Wozniak
                                           -----------------------------
                                    Name:        Pamela A. Wozniak
                                           -----------------------------
                                    Title:       Risk Analyst
                                           -----------------------------



                                    LEHMAN SYNDICATED LOANS INC.


                                    By:      /s/ Michele Swanson
                                           -----------------------------
                                    Name:        Michele Swanson
                                           -----------------------------
                                    Title:       Authorized Signatory
                                           -----------------------------



                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:      /s/ J. Scott Jessup
                                           -----------------------------
                                    Name:        J. Scott Jessup
                                           -----------------------------
                                    Title:       Vice President
                                           -----------------------------

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